UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 24, 2008 (January 22, 2008)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

On January 22, 2008, Chesapeake Energy Corporation (the “Company”) issued a press release announcing the date that it will issue its 2007 fourth quarter and full year financial and operational results. The press release also provided information for accessing the related conference call. A copy of this press release is attached to this Current Report as Exhibit 99.1.

On January 22, 2008, the Company also issued a press release announcing that it has been named by Fortune magazine as one of the 100 best companies to work for in the U.S. A copy of this press release is attached to this Current Report as Exhibit 99.2.

Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Document Description

99.1	Chesapeake Energy Corporation press release dated January 22, 2008 announcing the 4th quarter and full year financial and operational results release date

99.2	Chesapeake Energy Corporation press release dated January 22, 2008 announcing the naming of Chesapeake as one of the “100 Best Companies to Work For”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION
By:	/s/ JENNIFER M. GRIGSBY
Jennifer M. Grigsby Senior Vice President, Treasurer and Corporate Secretary

Date:	January 24, 2008

EXHIBIT INDEX
Exhibit No.	Document Description

99.1	Chesapeake Energy Corporation press release dated January 22, 2008 announcing the 4th quarter and full year financial and operational results release date

99.2	Chesapeake Energy Corporation press release dated January 22, 2008 announcing the naming of Chesapeake as one of the “100 Best Companies to Work For”

4